                                                                   Exhibit 10(l)



                       BRANCH BANKING AND TRUST COMPANY
                       --------------------------------
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------
                        (Restated as of August 8, 1991)

                       BRANCH BANKING AND TRUST COMPANY
                       --------------------------------
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    ---------------------------------------
                       (Restated as of August 8, 1991)

                               TABLE OF CONTENTS
                               -----------------

Article  Section                                                          Page
-------  -------                                                          ----
   I                Establishment and Purpose............................. 1
                    -------------------------
           1.1      Establishment of plan................................. 1
           1.2      Purpose of Plan....................................... 1
           1.3      Application of Plan................................... 2

  II                Definitions and Construction.......................... 3
                    ----------------------------
           2.1      Definitions........................................... 3
           2.2      Applicable Law........................................ 6
           2.3      Number and Gender..................................... 6
           2.4      Employment Rights..................................... 6
           2.5      Severability.......................................... 7

 III                Eligibility to Participate............................ 8
                    --------------------------
           3.1      Eligibility........................................... 8
           3.2      Duration.............................................. 9

  IV                Benefits..............................................10
                    --------
           4.1      Retirement plan Supplement............................10
           4.2      Thrift Plan Supplement................................11
           4.3      Executive Incentive Compensation
                      Plan Deferrals......................................15
           4.4      Hardship Withdrawals..................................17
           4.5      Nonassignability......................................18

   V                Accounts, Earnings, and Records of Plan...............19
                    ---------------------------------------
           5.1      Accounts and Records..................................19
           5.2      Account Value.........................................19
           5.3      Interest Accrual......................................19

  VI                No Trust or Funding Vehicle...........................21
                    ---------------------------
           6.1      No Trust or Funding Vehicle...........................21

 VII                Administration........................................22
                    --------------
           7.1      Plan Administrator....................................22
           7.2      Administration........................................22
           7.3      Uniform Rules.........................................23
           7.4      No Individual Liability...............................23
           7.5      Notice of Address.....................................23
           7.6      Data..................................................24
           7.7      Missing Persons.......................................24
           7.8      Incompetency..........................................25

                       BRANCH BANKING AND TRUST COMPANY
                       --------------------------------
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------
                        (Restated as of August 8, 1991)

VIII           Amendment and Termination .......................... 27
               -------------------------
          8.1  Amendment and Termination .......................... 27
          8.2  Corporate Reorganization ........................... 27
          8.3  Protected Benefits ................................. 28
          8.4  Adoption by Affiliates ............................. 28

                       BRANCH BANKING AND TRUST COMPANY
                       --------------------------------
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                   --------------------------------------
                       (Restated as of August 8, 1991)


                    Article I.  Establishment and Purpose
                    -------------------------------------

     1.1  Establishment of Plan.  Branch Banking and Trust Company (the
          ---------------------
"Company") previously established and currently maintains a supplemental retirement plan for Eligible Executives of the Company and participating Affiliates. Said Plan was established effective January 1, 1988. This plan is hereby restated as set forth herein effective as of August 8, 1991 and shall continue to be known as the BRANCH BANKING AND TRUST COMPANY SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Supplemental Plan"). All benefits from this Supplemental Plan shall be payable solely from the general assets of the Company and participating Affiliates. The Supplemental Plan is comprised of both an "excess benefit plan" within the meaning of section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA") and an unfunded plan maintained for the purposes of providing deferred compensation to a "select group of management or highly compensated employees" within the meaning of ERISA section 201(2). The Supplemental Plan, therefore, is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title I of ERISA.

     1.2  Purpose of Plan.  The primary purpose of this Supplemental plan is to
          ---------------
supplement the benefits payable to

Participants under the qualified Retirement Plan for the Employees of Branch Banking & Trust Company (the "Retirement Plan") and the qualified Savings and Thrift Plan for the Employees of Branch Banking & Trust Company (the "Thrift Plan") to the extent that such benefits are curtailed by the application of certain limits imposed by the Internal Revenue Code of 1986 (the "Code"). The Supplemental Plan is also intended to provide certain participants in the Company's executive incentive compensation plan with an effective means of deferring a portion of the payments they are entitled to receive under that plan.

     1.3  Application of Plan.  The terms of this Supplemental Plan are
          -------------------
applicable only to Eligible Executives who are in the employ of the Company or a participating Affiliate on or after August 8, 1991. The benefits with respect to the employees who terminated, retired, or died before this date shall be determined under prior plan documents, except as explicitly provided elsewhere in this document.

          Article II.  Definitions and Construction
          -----------------------------------------

     2.1  Definitions  A capitalized term used but not defined in this
          -----------
Supplemental Plan shall have the same meaning given in either Article II of the Retirement Plan or section 2.1 of the Thrift Plan, depending on the context in which the term is used. Whenever used in this Supplemental Plan, the following capitalized terms shall have the meaning set forth below (unless otherwise expressly provided) rather than any definition provided under the Retirement Plan or the Thrift Plan:

     (a)  "Affiliate" means a corporation which, with the Company, is a member
          -----------
          of a controlled group of employers or an affiliate as defined in Code sections 414(b), (c), or (m).

     (b)  "Beneficiary" means the person or persons designated by the Eligible
          -------------
          Executives or former Eligible Executives to receive the balance of his benefits under this Supplemental Plan, if any, after his death, as described in sections 4.1(b), 4.2(d), and 4.3(d).

     (c)  "Code" means the Internal Revenue Code of 1986, as amended, or as it
          ------
          may be amended from time to time.

     (d)  "Committee" means the Executive Committee of the Company's Board of
          -----------
          Directors.

     (e)  "Company" means Branch Banking and Trust Company.
          ---------

     (f)  "Company Matching Allocation" means the allocations credited to the
          -----------------------------
          Executive's Account pursuant to section 4.2(b) of this Supplemental Plan.

     (g)  "Covered Compensation" means base pay, determined prior to any
          ----------------------
          election to reduce pay under section 4.1 of the Thrift Plan or section 4.2(a) of this Supplemental Plan, and including amounts in excess of the limit described in Code section 401(a)(17).

     (h)  "Effective Date" means August 8, 1991.
          ----------------

     (i)  "Eligible Executive" means an individual who has met and continues to
          --------------------
          meet the eligibility criteria selected by the Committee for participation in this Supplemental Plan under section 3.1. Where the context requires, "Eligible Executive" shall also include a former Eligible Executive.

     (j)  "Employer" means the Company and participating Affiliates.
          ----------

     (k)  "Entry Date" means January 1.
          ------------

     (l)  "Executive's Account" means the unfunded, recordkeeping account
          ---------------------
          maintained for each Eligible Executive on the books of the Company, which as of any Adjustment Date, consists of the sum of his Deferred Allocation Account, his Matching Allocation Account, and his Executive Incentive Compensation Account.

          (1)  "Deferred Allocation Account" means that portion of the
               -----------------------------
               Executive's Account to which his Salary

               Reduction Allocations have been credited pursuant to section 4.2(a) of this Supplemental Plan, plus any interest accruals credited thereto pursuant to section 5.3 of this Supplemental Plan.

          (2)  "Matching Allocation Account" means that portion of the
               -----------------------------
               Executive's Account to which his Company Matching Allocations have been credited pursuant to section 4.2(b) of this Supplemental Plan, plus any interest accruals credited thereto pursuant to section 5.3 of this Supplemental Plan.

          (3)  "Executive Incentive Compensation Account" means that portion of
               ------------------------------------------
               the Executive's Account to which his deferrals of payments under any designated executive incentive compensation plan have been credited pursuant to section 4.3 of this Supplemental Plan, plus any interest accruals credited thereto pursuant to section 5.3 of this Supplemental Plan.

          (4)  "Prior Plan Account" means that portion of the Executive's
               --------------------
               Account (if any) attributable to an account maintained by an Employer on behalf of an Eligible Executive pursuant to any other unfunded nonqualified plan or contract of deferred compensation which was transferred to this Plan at the direction of the Committee.

     (m)  "Retirement Plan" means the Retirement Plan for the Employees of
          -----------------
          Branch Banking and Trust Company (effective as of January 1, 1989), as it may be amended from time to time.

     (n)  "Salary Reduction Allocation" means the allocations credited to the
          -----------------------------
          Executive's Account pursuant to section 4.2(a) of this Supplemental Plan.

     (o)  "Thrift Plan" means the Savings and Thrift Plan for the Employees of
          -------------
          Branch Banking & Trust Company (restated as of August 9, 1991), as it may be amended from time to time.

     2.2  Applicable Law.  Except to the extent preempted by federal law, this
          --------------
Supplemental Plan shall be interpreted and administered in accordance with the laws of the State of North Carolina.

     2.3  Number and Gender.  Wherever appropriate, words herein used in the
          -----------------
singular may include the plural, or the plural may be read as the singular, and the masculine may include the feminine.

     2.4  Employment Rights.  Establishment of this Supplemental Plan shall not
          -----------------
be construed to give any Eligible Executive the right to be retained by the Employer or an Affiliate or to interfere with the right of the Employer or an Affiliate to discharge or retire any Eligible Executive at any time. Nothing contained in this Supplemental Plan shall give an Eligible Executive the right to any benefits other than those specified herein.

     2.5  Severability. In the event any provision of this Supplemental Plan
          ------------
shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Supplemental Plan, but the Supplemental Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment.

                    Article III. Eligibility to Participate
                    ---------------------------------------

     3.1  Eligibility.  An individual shall be eligible to participate in this
          -----------
Supplemental Plan as of the Entry Date next following the date on which he satisfies both subsections (a) and (b) below except that an individual who satisfies subsection (a) on the Effective Date shall be eligible to participate in this Supplemental Plan as of the Closing Date:

     (a) Such individual is among the employees designated as eligible to participate in this Supplemental Plan in accordance with eligibility criteria specified by the Committee before each Plan year (or the Effective Date, as applicable); and

     (b)  either--

          (1) the benefit payable to him under the Retirement Plan is less than the benefit that would otherwise be payable under the Retirement Plan if such Plan did not observe the limitations described in Code section 401(a)(17) or 415, or if such Plan included deferrals under section 3.1 of the Thrift Plan or section 4.2(a) of this Supplemental Plan in its definition of Compensations; or

          (2) the contributions or allocations to his Thrift Plan accounts (other than his Albemarle ESOP Account and his Gate City ESOP Account) are less than such contributions and allocations would otherwise be under the Thrift Plan if such Plan did not observe the limitations described in Code sections 401(a)(17), 401(k), 401(m), 402(g) and 415, or if such Plan included deferrals under section 4.2(a) of this Supplemental Plan in its definition of Compensation; or

          (3) he is eligible to participate in any designated executive incentive compensation plan.

An individual who has satisfied the eligibility requirements of this section 3.1 shall be known as an "Eligible Executive."

     3.2  Duration. A person who becomes an Eligible Executive shall remain an
          --------
Eligible Executive until:

     (a) he ceases to be a Participant in the Retirement Plan, Thrift Plan, or any designated executive incentive compensation plan; or

     (b) he ceases to meet the eligibility criteria established for the Plan Year by the Committee under section 3.1.

                             Article IV. Benefits
                             --------------------

4.1  Retirement Plan Supplement.
     --------------------------

(a)  Amount.  An Eligible Executive who is entitled to a benefit under the
     ------
     Retirement Plan shall receive a benefit under this section 4.1 equal to the Actuarial Equivalent of the difference between (1) and (2) where --

     (1)  is the benefit he would be entitled to under the Retirement Plan if --

          (A) such benefit is calculated by modifying the Retirement Plan's definition of Compensation to include amounts in excess of the limit specified in Code section 401(a)(17) and amounts deferred under section 3.1 of the Thrift Plan and section 4.2(a) of this Supplemental Plan; and

          (B) such benefit is calculated without regard to the limit described in Code section 415; and

     (2)  is the benefit which he is entitled to under the Retirement Plan.

(b)  Distribution.  Benefits payable to the Eligible Executive under section
     ------------
     4.1(a) shall be paid at the same time and in the same manner as the benefit payable to such Eligible Executive under the Retirement Plan. If the Eligible Executive (or former

          Eligible Executive) should die before his Retirement Plan supplement has been completely distributed, any remaining benefit shall be payable to the Beneficiary designated by him under section 2.1(b) of this Supplemental Plan at a time and in a manner determined by the Committee.

     4.2  Thrift Plan Supplement.
          ----------------------

     (a)  Salary Reduction Allocations.
          ----------------------------

          (1)  Amount. Each Eligible Executive who is a Participant in the
               ------
               Thrift Plan may elect to contribute to his Deferred Allocation Account on a pretax basis for any Plan Year an amount equal to the difference between (A) and (B) where --

               (A) is a whole percentage of Covered Compensation equal to the same contribution percentage elected by the Eligible Executive under section 3.1 of the Thrift Plan; and

               (B) is an amount equal to the maximum Tax-Deferred Contributions that has been, or will be, made to the Eligible Executive's Account under the Thrift Plan (determined with regard to all Thrift Plan provisions, and the limitations described in Code sections 401(a)(17), 401(k), 401(m), 402(g), and 415)
                    for such Plan Year.

          (2)  Salary Reduction Election.  An election by an Eligible Executive
               -------------------------
               to reduce his Covered Compensation under section 4.2(a)(1) shall be made in writing prior to the beginning of each Plan Year (or the date he is eligible to participate in the Thrift Plan, if he becomes so eligible during the Plan year) and shall be irrevocable for such Plan Year (or remainder of the Plan Year, if applicable). The election made by an Eligible Executive under section 3.1 of the Thrift Plan shall also be irrevocable for the Plan Year (or remainder of the Plan Year, if applicable).

          (3)  Time for Crediting Salary Reduction Allocation.  The amount
               ----------------------------------------------
               allocated to the Deferred Allocation Account pursuant to an Eligible Executive's election under section 4.2(a)(1) shall be credited to the Executive's Account at the same time and in the manner as Tax-Deferred Contributions are credited to the Eligible Executive's Tax-Deferred Contributions Account under the Thrift Plan.

     (b)  Company Matching Allocations.
          ----------------------------

          (1)  Amount.  Each Eligible Executive who elects to reduce his Covered
               ------
               Compensation under section 4.2(a)(1) shall receive a Company Matching

               Allocation for each month in an amount equal to the difference between (A) and (B) where --

               (A) is an amount equal to the sum of (i) the first two percent (2%) of Covered Compensation elected for salary reduction under section 4.1 of the Thrift Plan (but not more than the amount described in section 4.2(a)(1)(B) of this Supplemental Plan) and for salary reduction under section 4.2(a)(1) of this supplemental Plan; and (ii) 50 percent of the next four percent (4%) of Covered compensation elected for salary reduction under section 4.1 of the Thrift Plan (but not more than the amount described in section 4.2(a)(1)(B) of this Supplemental Plan) and for salary reduction under section 4.2(a)(1) of this Supplemental Plan; and

               (B) is an amount equal to the maximum Employer Contributions that has been, or will be, made to the Eligible Executive Account under the Thrift Plan (determined with regard to all Thrift Plan provisions and the limitations described in Code sections 401(a)(17), 401(k), 401(m), 402(g), and 415) for such Plan Year.

          (2)  Time for Crediting Company Matching Allocations.  The amount
               -----------------------------------------------
               allocated to the Matching Allocation Account under this section 4.2(b) shall be credited to the Executive's Account at the same time and in the same manner as Employer Contributions are credited to the Eligible Executive's Employer Contribution Account under the Thrift Plan.

     (c)  Vesting.  The interest of an Eligible Executive in his Deferred
          -------
          Allocation Account shall be fully vested in him at all times. The interest of an Eligible Executive in his Matching Allocation
          Account shall be contingent, except that such interest shall become vested at the same time and in the same manner as his interest in his Employer Contributions Account becomes vested under the Thrift Plan.

     (d)  Distribution.  The interest of an Eligible Executive in his Deferred
          ------------
          Allocation Account and Matching Allocation Account, including earnings thereon, shall be distributed to the Eligible Executive upon his separation from service with the Company and the Affiliates for any reason. The form of distribution will be either a lump sum, a series of installments payable over a period not to exceed 15 years, or a combination thereof, as elected by the Eligible Executive at the time described in section 4.2(a)(2).

     If the Eligible Executive (or former Eligible Executive) should die before his Deferred Allocation Account and Matching Allocation Account have been completely distributed, the remaining balances shall be paid to the Beneficiary designated by him under section 2.1(b) of this Supplemental Plan at a time and in a manner determined by the Committee.

     Notwithstanding any provision of the Thrift Plan to the contrary, an Eligible Executive may not receive a distribution from his Deferred Allocation Account or Matching Allocation Account by withdrawal, loan, or otherwise until he incurs a separation from service with the Company and the Affiliate.

4.3  Executive Incentive Compensation Plan Deferrals.
     ------------------------------------------------
(a)  Amount. Each Eligible Executive who is a participant in any designated
     ------
     executive incentive compensation plan maintained by the Employer may elect to defer to his Executive Incentive Compensation Account, on a pretax basis, an amount equal to either 10 percent, 20 percent, 30 percent, 40 percent, or 50 percent of the benefit payable to him under such plan.

(b)  Deferral Election. An election by an Eligible Executive to defer incentive
     -----------------
     compensation under section 4.3(a) shall be made in writing at a time determined by the Committee and shall be irrevocable. In establishing the time of election, the Committee shall select a date that will not result in the constructive receipt of income to an Eligible Executive who elects to defer incentive compensation under this section 4.3.

     (c)  Vesting.  The interest of an Eligible Executive in his Executive
          -------
          Incentive Compensation Account shall be fully vested in him at all times.

     (d)  Distribution.
          ------------

          (1)  Time of Distribution.  The interest of an Eligible Executive in
               --------------------
               his Executive Incentive Compensation Account, including earnings thereon, shall be paid, at the election of the Eligible Executive, upon either:

               (A) the Eligible Executive's separation from service with the Company and the Affiliates;

               (B) a date specified by the Eligible Executive at the time of deferral (which shall be at least two years after the date of deferral); or

               (C) the earlier of the occurrence of an event specified by the Eligible Executive at the time of deferral (which even shall be at least two years after the date of deferral) or a date specified by the Eligible

                    Executive at the time of deferral (which date shall be at least two years after the date of deferral). Any election under this subparagraph (C) is subject to the approval of the Committee.

          (2)  Form of Distribution. The form of distribution will be either a
               --------------------
               lump sum, a series of installments payable over a period not to exceed 15 years, or a combination thereof, as elected by the Eligible Executive at the time described in section 4.3(b). If the Eligible Executive (or former Eligible Executive) should die before his Executive Incentive Compensation Account has been completely distributed, the remaining balance shall be paid to the Beneficiary designate by him under section 2.1(b) of this Supplemental Plan at a time and in a manner determined by the Committee.

     4.4  Hardship Withdrawals.
          --------------------

     (a) In the event of an Eligible Executive's financial hardship, the Committee may, in its sole and absolute discretion, permit the Eligible Executive to withdraw without penalty all or part of his Executive's Account (determined as of the Adjustment Date immediately preceding the date of withdrawal). For purposes of this section, "financial hardship" shall mean an unforeseeable situation that is caused by events beyond the control of the Eligible Executive and that would result in a severe financial hardship to the Eligible Executive if the withdrawal is not permitted. The determination of whether a situation constitutes a financial hardship shall be made by the Committee.

     (b) The amount withdrawn under this section shall not exceed the amounts needed to meet the financial hardship less all amounts reasonably available from other sources (including all amounts that may be withdrawn from the Thrift Plan). A withdrawal under this section shall be drawn from the various subaccounts in the Executive's Account in the following order:

          (1)  the Executive Incentive Compensation Account;

          (2)  the Eligible Executive's Deferred Allocation Account;

          (3)  the Eligible Executive's Prior Plan Account; and

          (4)  the Eligible Executive's Matching Allocation Account.

     4.5  Nonassignability.  Benefits under this Supplemental Plan are not in
          ----------------
any way subject to the debts or other obligations of the persons entitled thereto and may not voluntarily or involuntary be sold, transferred, or assigned. Any voluntary attempt to sell, anticipate, assign, or encumber benefits under this Supplemental Plan shall operate to cancel the balance of an Executive's Account as of the date of such attempt and to relieve the Employer from any future liability to pay or distribute any benefit with respect to such cancelled amount.

              Article V. Accounts, Earnings, and Records of Plan
              --------------------------------------------------

     5.1  Accounts and Records. The Company shall maintain records relative to
          --------------------
an Executive's Account so that the current value may be determined as of any Adjustment Date.

     5.2  Account Value. As of any given date for which a determination of the
          -------------
value of the Executive's Account is required, such value shall equal the sum of the value of his Deferred Allocation Account, his Matching Allocation Account, his Executive Incentive Compensation Account, and his Prior Plan Account determined as of the Adjustment Date coinciding with or immediately preceding the date as of which the value of the Executive's Account is sought.

     5.3  Interest Accrual. The account balance of the Executive's Account
          ----------------
shall accrue interest at a rate fixed from time to time by the Committee in its sole and absolute discretion. Interest shall accrue from each Adjustment Date on the account balance as of that date and shall be credited to the Executive's Account as of the next Adjustment Date or, if earlier, the first day of the month which includes the distribution date. Interest credited to an Executive's Account pursuant to this section 5.3 shall be allocated among the Deferred Allocation Account, Matching Allocation Account, Executive Incentive Compensation Account, and

Prior Plan Account in the same proportion that each such subaccount bears to the total Executive's Account.

                    Article VI. No Trust or Funding Vehicle
                    ---------------------------------------

     6.1  No Trust or Funding Vehicle. Nothing contained in this Supplemental
          ---------------------------
Plan, and no action taken pursuant to provisions of this Supplemental Plan, shall create or be construed to create a trust or other funding vehicle of any kind or to create a fiduciary relationship between the Company and any Eligible Executive. Any amount payable or other interest in this Supplemental Plan shall remain an unfunded and unsecured general obligation of the Company and no amounts shall be set aside as the Executive's Account.

                          Article VII. Administration
                          ---------------------------

     7.1  Plan Administrator. The Supplemental Plan shall be administered by the
          ------------------
Committee, which shall be the Plan Administrator, and such employees or other agents as the Committee may designate from time to time.

     7.2  Administration. The Committee shall have all powers as may be
          --------------
necessary to carry out its duties hereunder and may, from time to time, establish rules for the administration of the Supplemental Plan and the transaction of its business.

Without limiting the generality of the foregoing, the Committee shall have the exclusive authority to interpret the Supplemental Plan, to prescribe, amend, and rescind rules and regulations related to it, and to make all other determinations necessary for the administration of the Supplemental Plan. The Committee shall have the exclusive right to remedy or resolve possible ambiguities, inconsistencies, or omissions by general rule or particular decision. The Committee shall have the power to remedy any defects in the administration of the Supplemental Plan and may take whatever correction action it deems appropriate. The interpretation and construction by the Committee of any Supplemental Plan provision shall be conclusive and binding on all parties.

The Committee shall have the authority to delegate responsibility for performance of any or all functions necessary for administration of the Supplemental Plan to such employees of the Company, including Eligible Executives, as the Committee shall in its sole discretion deem appropriate.

     7.3  Uniform Rules.  In administering the Supplemental Plan, the Committee
          -------------
shall endeavor to apply uniform rules to all similarly situated individuals.

     7.4  No Individual Liability.  It is declared to be an expressed purpose
          -----------------------
and intention of the Supplemental Plan that no liability whatsoever shall attach to or be incurred by employees, shareholders, officers, or directors of the Company or any Affiliate, or any agent or representative appointed hereunder, under or by reason of any of the terms or conditions of the Supplemental Plan. The Company, through insurance or otherwise, may indemnify and defend any such person against any personal liability for actions taken or omitted in good faith in the performance of duties under this Supplemental Plan.

     7.5  Notice of Address.  Each person entitled to benefits from the
          -----------------
Supplemental Plan must file with the Committee in writing, his post office address and each change of post office address. Any such notice provided to the Company under the Retirement Plan or the Thrift Plan shall be deemed to satisfy the requirement of this section. Any Communication, statement, or notice address will be binding upon him for all purposes of this Supplemental Plan, and neither the Company nor the Committee shall be obligated to search for or ascertain his whereabouts.

     7.6  Data.  All persons entitled to benefits from the Supplemental Plan
          ----
must furnish to the Committee such documents, evidence, or information as the Committee considers necessary or desirable for the purpose of administering the Supplemental Plan, and it shall be an express condition of the Supplemental Plan that each such person must furnish such information and sign such documents as the Committee may require before any benefits become payable from the supplemental Plan.

     7.7  Missing Persons.  If the Committee shall be unable, within two (2)
          ---------------
years after any amount becomes due and payable from the Supplemental Plan to a former Eligible Executive or Beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, the committee may mail a notice by registered mail to the last known address of such person stating that unless such person makes written reply within sixty (60) days from the mailing of such notice, the Committee will direct that all liability for the payment of such amount shall terminate; provided, however, that in the event of the subsequent reappearance of the former Eligible Executive of Beneficiary prior to termination of the supplemental Plan, the benefits which are payable and which such person missed shall be paid in a single sum without any interest or other income being credited thereto subsequent to the original due date.

     7.8  Incompetency. Every person receiving or claiming benefits under the
          ------------
Supplemental Plan shall be conclusively presumed to be mentally competent and of legal age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, from whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Supplemental Plan is unable to care for his affairs because of incompetency, or is a minor, any payment due (unless a prior claim therefor shall have been made by a legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person or institution deemed by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor.

In the event a guardian of the estate of any person receiving or claiming benefits under the Supplemental Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian, provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor.

                   Article VIII.  Amendment and Termination
                   ----------------------------------------

     8.1  Amendment and Termination.  The Company expects the Supplemental Plan
          -------------------------
to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve to its board of directors the right to amend, modify, or terminate the Supplemental Plan at any time. In addition, the Committee may make any amendment which does not significantly increase benefit levels or costs and does not accelerate the time that any amount under this Supplement Plan is paid or made available. However, no amendment or termination shall retroactively reduce the accrued benefit of any Eligible Executive.

     8.2  Corporate Reorganization.  In the event of a merger or consolidation
          ------------------------
of an Employer, or the transfer of more than 25 percent of the ownership of an Employer or substantially all of the assets of an Employer to an nonaffiliated corporation, it is intended that this Supplemental Plan shall be continued and that any such continuing, resulting, or transferee corporation shall assume all liabilities of the Employer hereunder. If the Supplemental Plan is not continued or such successor does not agree to assume the liabilities of the Employer hereunder, then all benefits that have accrued hereunder shall vest in full and become due and payable in a lump sum by the Employer at the time of such merger, consolidation, or transfer.
                                     -28-

     8.3  Protected Benefits.  If the Supplemental Plan is terminated, then the
          ------------------
dollar amount of benefits of each retired Eligible Executive and Beneficiary and the dollar amount of vested benefits of each active Eligible Executive shall not thereafter be reduced without the Eligible Executive's or Beneficiary's consent.

     8.4  Adoption by Affiliates.  Any Affiliate that has adopted the Retirement
          ----------------------
Plan or Thrift Plan shall be deemed to have adopted this Supplemental Plan for the benefit of its employees who have been selected by the Company as Eligible Executives (with such adoption being effective upon the Company's notification of the Affiliate of such selection); provided, however, that an Affiliate may decline to adopt this Supplemental Plan or may rescind its prior adoption by delivering to the Company a written instrument to that effect which has been authorized by a resolution of its board of directors. The adoption of this Supplemental Plan by an Affiliate constitutes authorization for the Committee to serve as the agent of the Affiliate in administering the Supplemental Plan and also constitutes acceptance of the Affiliate's obligation to make payment of any benefits to Eligible Executives in its employ (or their Beneficiaries) that may become due hereunder.

                                  * * * * * *

     IN WITNESS WHEREOF, Branch Banking & Trust Company has caused this instrument to be executed by its duly authorized officer effective as of August 8, 1991.

                                                  BRANCH BANKING & TRUST COMPANY


                                                  By /s/ Henry Williamson Jr
                                                     ---------------------------


                                                  Its Chief Operating Officer
                                                      --------------------------


     ATTEST:


     By /s/ Jerone C. Herring
        ---------------------
        Secretary

                                    -30-